EXHIBIT 10.3

                          SECURITIES PLEDGE AGREEMENT

1.  PLEDGE.

     The undersigned, Community National Bancorporation (hereinafter referred to as "Borrower"), for value received and in consideration of extensions of credit as may from time to time be made by Rivoli Bank & Trust, a state bank organized under the laws of the State of Georgia (hereinafter referred to as "Bank"), or any successor (hereinafter referred to as "Bank's Affiliates" and Bank and Bank's Affiliates hereinafter collectively and/or individually, as the context shall require, referred to as "Lender") to Borrower, either directly or indirectly, or to any person or entity in which Borrower has a direct or indirect interest or by which Borrower will benefit and Five Dollars paid by Lender to Borrower, hereby assigns, pledges and conveys to Lender a continuing general primary lien upon and security interest in and to the following property: (1) 155,000 shares of the $5.00 par value common stock of First National Bank, Tarpon Springs, Florida, and 330,000 shares of the $5.00 par value common stock of Community National Bank, Ashburn, Georgia, together with all replacements, substitutions, renewals or extensions thereof and all cash, additional securities, subscription rights, interest, dividends, options, warrants, instruments or other property or rights at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing (hereinafter collectively referred to as the "Pledged Securities"), (ii) all property of Borrower left with Lender, whether now or hereafter deposited and any balance or deposit account of Borrower whether such accounts are general or special, or individual or multiple party, and all drafts, notes or other items deposited for collection or presented for payment by Borrower with Lender, and (iii) all proceeds of the foregoing (hereinafter, the property described in (i) through and including (iii) above, collectively referred to as the "Collateral"). Notwithstanding anything to the contrary contained herein, in the event Borrower is unable to deliver possession of the Pledged Securities simultaneously herewith, Borrower agrees to deliver to Bank and/or to such Bank's Affiliates (as the case may be) the Pledged Securities immediately upon obtaining possession of the Pledged Securities, but in no event later than 21 days from this date. Borrower hereby authorizes and directs Lender to remove or cause to be removed the Pledged Securities from any safekeeping account of Borrower with Lender or in the possession of any other person or entity, and transfer such Collateral to a restricted access pledge account maintained by Bank or such Bank' Affiliates (as the case maybe) for the account of Lender. Possession of the Pledged Securities by any Lender shall constitute possession on behalf of each Lender.

2.  OBLIGATIONS SECURED.

     This Agreement is made to secure all indebtedness, liabilities and obligations of Borrower to Lender arising out of or related to that indebtedness evidenced by a promissory note of even date in the principal amount of $2,900,000.00 (the "Obligations").

3.  GENERAL REPRESENTATIONS AND WARRANTIES OF BORROWER.

     Borrower represents and warrants to Lender (which representations and warranties shall be deemed to be renewed as of the date of each renewal or extension of credit under any of the Obligations) that:

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     (a)  Borrower is the sole legal and equitable owner of the Collateral and holds the same free and clear of all liens, charges, options, restrictions on sale, transfer or disposition, encumbrances and security interests of every kind and nature whatsoever (except those in favor of Lender).

     (b) Borrower has full power and authority to make the collateral assignment of the Collateral evidenced hereby and when executed this Agreement will constitute the valid obligation of Borrower, legally binding on Borrower and enforceable in accordance with the terms hereof. The undersigned is duly authorized and empowered to execute this Agreement for and on behalf of Borrower.

     (c) No consent or approval of any other person or entity (including, without limitation, any shareholders or directors of Borrower) and no consent, license, approval or authorization of any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity and enforceability of this Agreement.

     (d) The Pledged Securities represent all of the issued and outstanding shares of common stock of First National Bank, Tarpon Springs, Florida.

4.  COVENANTS WITH RESPECT TO COLLATERAL.

     Borrower agrees with Lender with respect to the Collateral as follows:

     (a) Unless an Event of Default (as hereinafter defined) shall have occurred, Borrower shall be entitled to (i) vote any Pledged Securities and give any consents, waivers and ratifications in respect thereof, provided no vote shall be cast or consent, waiver or ratification given or action taken by Borrower which, in the sole judgment of Lender, would impair the value or marketability of the Pledged Securities and (ii) receive all interest and/or cash dividends paid with respect to the Pledged Securities.

     (b) Borrower will cause any additional securities or property issued to or received by Borrower with respect to any of the Collateral, whether or not for value paid by Borrower, to be promptly deposited with and pledged to Bank and/or Bank's Affiliates hereunder. Upon delivery thereof, such additional securities or property shall constitute Collateral hereunder.

     (c) Borrower agrees that all Collateral now or hereafter so deposited and pledged or substituted by Borrower will be accompanied by proper instruments of assignment duly executed in blank by Borrower, all as Lender may require.

     (d) If an Event of Default has occurred, Borrower shall cooperate with and assist Lender in its efforts to dispose of all or any portion of the Pledged Securities.

5.  DEFAULT AND REMEDIES.

     The following items shall constitute Events of Default:

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     (a)  Any act, failure or omission which, with the giving of notice or passage of time (or both), would constitute an Event of Default under the terms of the Loan Agreement between the parties of even date or under any other agreement, note, instrument or certificate of Borrower to the Lender, now existing or hereafter executed; and

     (b) Any representation or warranty made in this Agreement or in connection with the extension of credit evidenced by any Obligation or in any certificate, financial or other statement furnished at any time hereunder or in connection with this Agreement or the extension of credit evidenced by any Obligation proving to have been untrue in any material respect when made or furnished, which default is not cured within any time granted by the instrument to which failure relates to cure such default.

     Upon the occurrence or existence of any Event of Default, or at any time thereafter (such default not having been previously cured), Lender, at its option, may declare all of the Obligations to be immediately due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest, notice of non-payment or any other notice required by law relative thereto, all of which are hereby expressly waived by Borrower, anything contained herein to the contrary notwithstanding. If any note constituting Obligations shall be a demand instrument, however, the recitation of the right of Lender to declare any and all Obligations to be immediately due and payable, which is contained in this Agreement, as well as the recitation of the above events permitting Lender to declare all Obligations due and payable, shall not constitute an election by Lender to waive its right to demand payment under a demand at any time and in any event, as Lender in its discretion may deem appropriate.

     In addition, upon the occurrence of any of the above Events of Default and at any time thereafter (such default not having previously been cured) or on or after demand for payment of any of the Obligations, Lender, without notice or demand, (i) shall be entitled to collect and receive all payments in respect of the Collateral, (ii) may exercise all rights of Borrower with respect thereto and (iii) may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, all as Lender shall deem appropriate, in its sole discretion. Upon consummation of any such sale Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale shall hold the property sold absolutely free from any claim or right on the part of Borrower, and Borrower hereby waives (to the extent permitted by law) all rights of. redemption, stay and/or appraisal which Borrower now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Any sale of the Collateral, or a portion thereof, may be sold in one lot as an entirety or in separate lots, as Lender may (in its sole and absolute discretion) determine. Lender shall not be obligated to sell the Collateral if it shall determine not to do so. In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Lender until the sale price is paid by the purchaser or purchasers thereof, but Lender shall not incur any liability if any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again. As an alternative to exercising the power of the sale herein conferred upon it, Lender may proceed by a suit or suits at law or in equity to foreclose this Agreement


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and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction. The rights of Lender specified herein shall be in addition to, and not in limitation of, its rights under the Uniform Commercial Code of Georgia, as amended from time to time (the "Code") (regardless of whether the Code has been enacted in the jurisdiction where the rights or remedies are asserted) or under any other statute or rule of law conferring rights similar to those conferred by the Code, and under the provisions of any other instrument or agreement executed by Borrower in favor of Lender. Lender shall give Borrower written notice of the time and place of any public sale of the Collateral or the time after which any other intended disposition thereof is to be made, except when the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The requirement of sending reasonable notice shall be met if such notice is given to Borrower at the last address shown on Lender's records at least fifteen (15) days before such disposition.

     The proceeds of the sale of the Collateral sold pursuant to this section hereof shall be applied by Lender as follows: First, to the payment of all costs. and expenses incurred by Lender in connection with such sale, including, but not limited to, all court costs and reasonable attorneys' fees and to the payment of all costs and expenses paid or incurred by Lender in the exercise of any right or remedy granted to Lender hereunder; Second, to the payment in full of the Obligations, to the extent not previously paid; and Third, to Borrower, any remainder of such proceeds.

6.  LENDER APPOINTED ATTORNEY-IN-FACT.

     Borrower hereby irrevocably appoints each Lender as Borrower's attorney-infact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which such Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the. foregoing, each Lender shall have the right and power (i) to receive, endorse and collect all checks and other orders for the payment of money made payable to Borrower representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof and to give full discharge for the same and (ii) to execute and deliver, either in Borrower's or Lender's name, stock powers, bond powers or other instruments of assignment.

7.  MISCELLANEOUS.

     (a) Entire Agreement, Amendment. This Agreement constitutes and contains the entire understanding of the parties and supersedes and cancels any pre-existing agreements or understandings between the parties relating to the subject matter hereof. This Agreement may not be amended or modified, nor may any Collateral be released except by a writing signed by the parties hereto.

     (b) Waiver. Each and every right granted to Lender under this Agreement, or any other document delivered hereunder or in connection herewith or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of Lender to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof


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or the exercise of any other right.  No waiver by Lender of any default hereunder shall constitute a waiver of any subsequent default.

     (c) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, construed and interpreted in accordance with the laws of the State of Georgia.

     (d) Further Assurances. Borrower agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as Lender may at any time request in connection with the administration and enforcement of this Agreement or relative to the Collateral or any part thereof or in order better to assure and confirm unto Lender its rights and remedies hereunder.

     (e)  Timeliness of Performance.  Time is of the essence in this Agreement.

     (f) Survival. All representations, warranties, and covenants made herein shall survive the execution and delivery of the Obligations and any other agreement hereunder.

     (g) Binding Effect. The terms of this Agreement shall be binding. upon and inure to the benefit of each party hereto and their respective heirs, successors and assigns.

     (h) Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

     (i) Use of Terms. The terms used in this Agreement which are defined in the Code shall have the meanings given such terms in the Code. Whenever used, the singular shall be deemed to include the plural and the plural the singular. As used herein the term "Borrower" shall mean each of the undersigned jointly and severally.

     (j) Termination. This Agreement shall be in full force and effect until the Obligations have been indefeasibly paid in full and such payments are no longer subject to rescission, recovery or repayment upon any bankruptcy, insolvency, reorganization, moratorium, receivership or similar proceeding affecting Borrower, and Lender shall not be obligated to extend any further Obligations and has terminated this Agreement in writing.


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal as of the 7th day of July, 2004.


                                  COMMUNITY NATIONAL BANCORPORATION

                                                               (CORPORATE SEAL)

                                  By:      /s/Theron G. Reed
                                           ------------------------------------
                                           THERON G. REED, President

                                  Attest:  /s/T. Brinson Brock, Sr.
                                           ------------------------------------
                                           T. BRINSON. BROCK, SR., Secretary

                                                     "Borrower"

                                  RIVOLI BANK & TRUST

                                  By:      /s/J. Patrick McGoldrick
                                           ------------------------------------
                                           J. PATRICK McGOLDRICK, President

                                                       "Bank"